Annual Report
MEDIA &
TELECOMMUNICATIONS
FUND

DECEMBER 31, 2001
T. ROWE PRICE

REPORT HIGHLIGHTS
MEDIA & Telecommunications Fund

o Solid fourth-quarter gains for media and telecommunications stocks failed to overcome earlier declines.
o The fund's modest annual decline was well ahead of the pace for similarly managed funds and the S&P 500 Stock Index.
o Our radio/outdoor advertising, broadcasting, and media and entertainment stocks bolstered returns versus the competition.
o We anticipate modest gains in the overall market this year and are bullish about the prospects for various sectors in which we invest.

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

FELLOW SHAREHOLDERS
     Media and telecommunications stocks ended the year with solid gains, but they were not enough to offset the losses of the first three quarters. Still, the fund's losses were constrained compared with those of competitive funds. The fund also outpaced the S&P 500 and Nasdaq Composite, both of which suffered double-digit losses for the year and concluded their worst two-year performances in nearly three decades, while the Dow suffered its first back-to-back losses since 1977-78.

PERFORMANCE COMPARISON
Periods Ended 12/31/01              6 Months        12 Months
-------------------------------------------------------------
Media &
Telecommunications Fund               -6.97%           -6.93%
S&P 500 Stock Index                   -5.56            -11.89
Lipper Telecommunications
Funds Average                        -19.62            -39.22

    The portfolio posted a solid double-digit gain in the final quarter of the year and a single-digit loss for the year, well ahead of the pace for similarly managed funds and the unmanaged Standard & Poor's 500 Stock Index. Our holdings in the radio/outdoor advertising, broadcasting, and media and entertainment segments bolstered portfolio results because of their relatively stronger performance, while telecom equipment, hardware, and computer software stocks hindered results as these sectors lagged. Over the six-month period shown in the table, fund performance far surpassed the Lipper average and was slightly behind that of the S&P 500.

     For the one-year period ended December 31, 2001, the T. Rowe Price Media & Telecommunications Fund was ranked 1 out of 46 media and telecommunications funds by Lipper Inc. For the three- and five-year periods, the rankings were 1 out of 16 and 1 out of 12, respectively. The fund has been in existence since October 13, 1993. Past performance cannot guarantee future results. It should be noted that Lipper's rankings are based on total returns.

MARKET  ENVIRONMENT
     Alan Greenspan and his confederates at the Federal Reserve dominated the economic headlines throughout the year. The Fed lowered key short-term interest rates 11 times in one of the most aggressive rate-cutting campaigns in its history as it tried to lift the economy out of recession. While the tragic events of September unnerved global economies and financial markets, many economists believe that sizable doses of monetary and fiscal stimulus should help ensure stronger economic activity in 2002.

     Indeed, signs emerged at the end of the year that the worst of the economic downturn may be behind us--at least in the U.S. The Conference Board's index of consumer sentiment surged in December, its first rise in six months and the largest in three years. Rising confidence in the economy suggests that consumers believe the worst of the recession could be over. Cutbacks in business spending, which helped trigger the downturn, also appeared to be reaching a bottom.

     Supporting this view is the index for manufacturing activity in December, showing a transition from recession to recovery. New orders were up 6.1 percentage points to 54.9%, employment rose 4.8 percentage points to 40.5%, and production advanced 3.5 percentage points to 50.6%; together, the three indicators account for 75% of the index. While manufacturing remains in recession, the latest figures are consistent with 2% real GDP growth this year.

PERFORMANCE REVIEW
     At the end of the year, international wireless stocks were the largest segment in the fund. The wireless sector is entering a period of maturation, but activity seems to be brewing on the consolidation front with some major players showing an interest in selling their assets. Telecom services stocks accounted for 57% of fund holdings, media 34%, and technology 3%. WESTERN WIRELESS, PARTNER COMMUNICATIONS, AT&T, VODAFONE, and WORLDCOM-WORLDCOM GROUP were our top five holdings.

     Within media, advertising has picked up from late September, and many industry executives expect business to improve later this year. However, prospects for significant growth are limited at best. Recently, we have been overweight in media in the portfolio but have trimmed some advertising stocks in favor of other areas that, in our view, offer better prospects for growth during the rest of the year.

     The major  positive  contributors  to  results  over the year were  Partner
Communications, AT&T, WorldCom-WorldCom Group, RADIO ONE, and CITADEL COMMUNICATIONS, while CROWN CASTLE INTERNATIONAL, MILLICOM INTERNATIONAL CELLULAR, NOKIA, WESTERN WIRELESS, and CISCO SYSTEMS led the list of laggards.

The following table was depicted as a pie chart in the printed material.

Telecom Services    57
Media               34
Reserves             6
Technology           3

We eliminated Nokia, Cisco, and Crown Castle from the portfolio during the final months of trading, and added GEMSTAR TV GUIDE, PAXSON COMMUNICATIONS, CLEAR CHANNEL COMMUNICATIONS, OPENWAVE SYSTEMS, and ADELPHIA COMMUNICATIONS.

OUTLOOK
     Looking ahead to 2002, we expect to see a pickup in economic activity. The Fed appears willing to ease further if necessary, and the fiscal stimulus engendered by recent and future tax cuts should boost economic results sometime during the year. While media and telecommunications stock valuations are not cheap in historical terms, they are certainly more appealing than they were before the bubble burst. We anticipate modest gains in the market overall, and we are bullish about various sectors in which we invest that appear to offer good prospects for future growth.

     We appreciate your continued support and confidence in T. Rowe Price.

Respectfully submitted,

/s/

Robert N. Gensler
Chairman of the fund's Investment Advisory Committee

January 18, 2002

     The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund's investment program.

T. ROWE PRICE MEDIA & TELECOMMUNICATIONS FUND

PORTFOLIO HIGHLIGHTS
TWENTY-FIVE LARGEST HOLDINGS
                                                                      Percent of
                                                                      Net Assets
                                                                        12/31/01

Western Wireless                                                            7.6%
Partner Communications                                                      6.5
AT&T                                                                        5.9
Vodafone                                                                    5.8
WorldCom - WorldCom Group                                                   3.5

Rogers Communications                                                       3.2
Viacom                                                                      3.0
Verizon Communications                                                      3.0
Liberty Media                                                               2.9
Millicom International Cellular                                             2.7

Charter Communications                                                      2.7
BellSouth                                                                   2.7
SBC Communications                                                          2.5
Comcast                                                                     2.4
WPP Group                                                                   2.3

Omnicom                                                                     2.1
Portugal Telecom                                                            2.0
Meredith                                                                    1.8
Telfonica SA                                                                1.8
Equant                                                                      1.8

Lamar Advertising                                                           1.7
Knight-Ridder                                                               1.6
Gannett                                                                     1.5
Rainbow Media Group                                                         1.5
Sprint                                                                      1.4

Total                                                                      73.9%

Note: Table excludes reserves.

T. ROWE PRICE MEDIA & TELECOMMUNICATIONS FUND

PORTFOLIO HIGHLIGHTS
CONTRIBUTIONS TO THE CHANGE IN NET ASSET VALUE PER SHARE

6 Months Ended 12/31/01

TEN BEST CONTRIBUTORS                       TEN WORST CONTRIBUTORS
Partner Communications          40 (cent)   Millicom Int'l
Vodafone                        21            Cellular                -52 (cent)
WPP Group *                     12          Western Wireless           51
Omnicom *                        9          China Mobile Limited **    25
Sonus Networks ***               9          ONI Systems **             21
Rogers Communications            8          VeriSign                   18
Viacom                           7          China Unicom *             18
Sprint PCS                       7          Allegiance Telecom **      18
Harmonic **                      6          Crown Castle Int'l **      17
Univision Communications ***     6          Liberty Media              12
                                            NTT DoCoMo **              10
Total                          125 (cent)   Total                    -242 (cent)


12 Months Ended 12/31/01

TEN BEST CONTRIBUTORS                       TEN WORST CONTRIBUTORS
Partner Communications          27 (cent)   Crown Castle Int'l **     -48 (cent)
WorldCom - WorldCom Group       25          Millicom Int'l Cellular    42
AT&T                            24          Nokia ***                  41
Radio One                       22          Western Wireless           34
Citadel Communications **       17          Cisco Systems **           29
Sprint PCS                      15          Juniper Networks **        27
Harmonic ***                    14          ONI Systems ***            27
Sprint                          14          China Mobile Limited **    23
Sonus Networks **               13          Brocade Communications
WPP Group *                     12            Systems ***              21
Ariba **                        19
Total                          183 (cent)    Total                   -311 (cent)

  *  Position added
 **  Position eliminated
***  Position added and eliminated

T. ROWE PRICE MEDIA & TELECOMMUNICATIONS FUND

PERFORMANCE COMPARISON

     This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

The following table was depicted as a graph in the printed material.

                 S&P 500             Lipper                Media &
                  Stock        Telecommunications     Telecommunications
                  Index           Funds Average             Fund

10/13/1993        10000              10000                 10000
12/31/1993        10168               9808                  9742
12/31/1994        10302               9263                  9654
12/31/1995        14174              12043                 13833
12/31/1996        17428              12991                 14079
12/31/1997        23243              16948                 18027
12/31/1998        29885              25178                 24362
12/31/1999        36173              38324                 47041
12/31/2000        32879              26015                 35230
12/31/2001        28971              18251                 32789

AVERAGE ANNUAL COMPOUND TOTAL RETURN

     This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.
                                                                Since  Inception
Periods Ended 12/31/01            1 Year  3 Years  5 Years  Inception      Date
-------------------------------------------------------------------------------
Media & Telecommunications Fund   -6.93%   10.41%   18.42%     15.55%   10/13/93

     Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase. Formerly the closed-end New Age Media Fund. Converted to open-end status on 7/25/97 and operates under a different expense structure. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares.

T. ROWE PRICE MEDIA & TELECOMMUNICATIONS FUND
For a share outstanding throughout each period
FINANCIAL HIGHLIGHTS

                                      Year
                                     Ended
                                  12/31/01  12/31/00 12/31/99 12/31/98  12/31/97
NET ASSET VALUE
Beginning of period              $ 21.65   $ 39.99  $ 22.54  $ 17.40   $ 15.22

Investment activities
  Net investment income (loss)     (0.09)     0.40    (0.05)   (0.07)    (0.01)
  Net realized and
  unrealized gain (loss)           (1.41)    (9.77)   20.72     6.07      4.22

  Total from
  investment activities            (1.50)    (9.37)   20.67     6.00      4.21

Distributions
  Net investment income                  -   (0.37)        -        -         -
  Net realized gain                      -   (8.60)   (3.22)   (0.86)    (2.05)
  Total distributions                    -   (8.97)   (3.22)   (0.86)    (2.05)

Share repurchases                        -         -        -        -    0.02

NET ASSET VALUE
END OF PERIOD                    $ 20.15   $ 21.65  $ 39.99  $ 22.54   $ 17.40


RATIOS/SUPPLEMENTAL DATA

TOTAL RETURNu*                     (6.93)%  (25.11)%  93.09%   35.14%    28.05%
--------------------------------------------------------------------------------
Ratio of total expenses to
average net assets                  1.08%     0.94%    0.93%    1.03%     1.21%

Ratio of net investment
income (loss) to average
net assets                         (0.39)%    1.07%   (0.24)%  (0.38)%   (0.06)%

Portfolio turnover rate           241.1%    197.5%    57.6%    48.9%     38.6%
Net assets, end of period
(in thousands)                     $674,518 $797,856 $930,147 $246,088  $133,913


u Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.
* Based on net asset value, for periods prior and subsequent to conversion to open-end status on 7/25/97.

The accompanying notes are an integral part of these financial statements.

#
T. ROWE PRICE MEDIA & TELECOMMUNICATIONS FUND
                                                               December 31, 2001

PORTFOLIO OF INVESTMENTS                               SHARES              VALUE
                                                                    In thousands

COMMON STOCKS  93.9%

TECHNOLOGY  2.9%
Blocker *++                                           450,132       $          9
Flextronics *                                         250,000              5,999
Openwave Systems *                                    200,000              1,959
Riverstone Networks *                                 250,000              4,171
Terabeam *++                                          450,132                169
VeriSign *                                            200,000              7,613
Total Technology                                                          19,920

MEDIA  33.7%
Adelphia Communications *                             230,000              7,173
Charter Communications (Class A) *                  1,120,000             18,407
Clear Channel Communications *                        123,000              6,262
Comcast (Class A Special) *                           450,000             16,202
Cox Radio (Class A) *                                 240,000              6,115
Gannett                                               150,000             10,085
Gemstar TV Guide *                                    155,000              4,290
Knight-Ridder                                         165,000             10,713
Lamar Advertising (Class A) *                         265,000             11,207
Liberty Media (Series A) *                          1,420,000             19,880
Meredith                                              350,000             12,478
Omnicom                                               160,000             14,296
Paxson Communications *                               231,200              2,416
Radio One (Class D) *                                 455,000              8,210
Rainbow Media Group *                                 400,000              9,880
Rogers Communications (Class B) *                   1,295,000             21,756
Spanish Broadcasting (Class A) *                      692,700              6,681
Viacom (Class B) *                                    465,000             20,530
Westwood One *                                        170,000              5,109
WPP Group (GBP)                                     1,400,000             15,468
Total Media                                                              227,158

TELECOM SERVICES  57.3%
AT&T                                                2,180,000            $39,545
BCE                                                   380,000              8,664
BellSouth                                             470,000             17,931
China Unicom (HKD) *                                  935,000              1,031
China Unicom ADR *                                    705,000              7,875
Equant (EUR) *                                        493,200              5,909
Equant N V *                                          514,800              5,997
KPN (EUR) *                                         1,435,000              7,294
Millicom International Cellular *                   1,515,000             18,529
Partner Communications ADR *                        6,400,000             43,680
Portugal Telecom (EUR) *                            1,680,000             13,085
Portugal Telecom ADR                                   68,100                518
Price Communications *                                115,000              2,195
Qwest Communications                                  565,000              7,983
SBC Communications                                    425,000             16,647
SK Telecom ADR                                        315,000              6,810
Sonera (EUR)                                           81,900                415
Sprint                                                487,000              9,779
Sprint PCS *                                          220,000              5,370
Telecel (EUR) *                                       349,754              2,802
Telecom Italia (Ordinary shares) (EUR)                800,000              6,915
Telefonica ADR                                        310,000             12,425
Telefonos de Mexico (Telmex) (Class L) ADR            240,000              8,405
Triton PCS *                                          110,000              3,229
Verizon Communications                                420,000             19,933
Vodafone (EUR)                                      9,440,000             24,669
Vodafone ADR                                          567,400             14,571
Western Wireless (Class A) *                        1,808,500             51,099
WorldCom - WorldCom Group *                         1,655,000             23,311
Total Telecom Services                                                   386,616

Total Common Stocks (Cost  $650,484)                                     633,694

PREFERRED STOCKS  0.1%
Kestrel Solutions (Class D) *++                       345,357   $           450
Total Preferred Stocks (Cost  $4,500)                                       450

SHORT-TERM INVESTMENTS  7.0%
Money Market Funds 7.0%
T. Rowe Price Government Reserve
 Investment Fund, 1.81%  #+                        47,392,061            47,392
Total Short-Term Investments (Cost  $47,392)                             47,392

Total Investments in Securities

101.0% of Net Assets (Cost $702,376)                            $       681,536

Other Assets Less Liabilities                                            (7,018)

NET ASSETS                                                      $       674,518

  #  Seven-day yield
  *  Non-income producing
  +  Affiliated company

 ++ Security contains restrictions as to public resale pursuant to the Securities Act of 1933 and related rules -- total of such securities at period-end amounts to $628 and represents 0.1% of net assets

ADR  American Depository Receipts
EUR  Euro
GBP  British pound
HKD  Hong Kong dollar

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE MEDIA & TELECOMMUNICATIONS FUND
                                                               December 31, 2001
STATEMENT OF ASSETS AND LIABILITIES
In thousands

ASSETS

Investments in securities, at value
  Affiliated companies (cost $47,392)                            $       47,392
  Other companies (cost $654,984)                                       634,144
  Total investments in securities                                       681,536
Other assets                                                              2,200
Total assets                                                            683,736

LIABILITIES
Total liabilities                                                         9,218

NET ASSETS                                                       $      674,518
NET ASSETS CONSIST OF:
Undistributed net realized gain (loss)                           $     (243,186)
Net unrealized gain (loss)                                              (20,839)
Paid-in-capital applicable to 33,483,008 shares of
$0.0001 par value capital stock outstanding;
1,000,000,000 shares authorized                                         938,543

NET ASSETS                                                       $      674,518

NET ASSET VALUE PER SHARE                                        $        20.15

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE MEDIA & TELECOMMUNICATIONS FUND

STATEMENT OF OPERATIONS
In thousands

                                                                            Year
                                                                           Ended
                                                                        12/31/01
INVESTMENT INCOME (LOSS)
Income
  Interest                                                       $        2,466
  Dividend                                                                2,571
  Total income                                                            5,037
Expenses
  Investment management                                                   4,885
  Shareholder servicing                                                   2,495
  Prospectus and shareholder reports                                        194
  Custody and accounting                                                    135
  Registration                                                              132
  Legal and audit                                                            15
  Directors                                                                  11
  Proxy and annual meeting                                                   10
  Miscellaneous                                                              10
  Total expenses                                                          7,887
  Expenses paid indirectly                                                   (4)
  Net expenses                                                             7,883
Net investment income (loss)                                             (2,846)

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss)
  Securities                                                           (188,671)
  Foreign currency transactions                                            (313)
  Net realized gain (loss)                                             (188,984)
Change in net unrealized gain (loss)
  Securities                                                            131,586
  Other assets and liabilities
  denominated in foreign currencies                                          (1)
  Change in net unrealized gain (loss)                                  131,585
Net realized and unrealized gain (loss)                                 (57,399)

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                                           $      (60,245)

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE MEDIA & TELECOMMUNICATIONS FUND

STATEMENT OF CHANGES IN NET ASSETS
In thousands

                                                                            Year
                                                                           Ended
                                                           12/31/01     12/31/00
INCREASE (DECREASE) IN NET ASSETS
Operations
  Net investment income (loss)                          $   (2,846)   $  11,460
  Net realized gain (loss)                                (188,984)     215,159
  Change in net unrealized gain (loss)                     131,585     (523,810)
  Increase (decrease) in net assets from operations        (60,245)    (297,191)
Distributions to shareholders
  Net investment income                                           -     (10,457)
  Net realized gain                                               -    (242,812)
  Decrease in net assets from distributions                       -    (253,269)
Capital share transactions *
  Shares sold                                               156,278      610,450
  Distributions reinvested                                        -      233,805
  Shares redeemed                                         (219,371)    (426,086)
  Increase (decrease) in net assets from capital
  share transactions                                       (63,093)     418,169

NET ASSETS
Increase (decrease) during period                         (123,338)    (132,291)
Beginning of period                                        797,856      930,147

END OF PERIOD                                           $   674,518   $ 797,856

*Share information
  Shares sold                                                7,262       15,518
  Distributions reinvested                                        -       9,991
  Shares redeemed                                          (10,628)     (11,917)
  Increase (decrease) in shares outstanding                 (3,366)      13,592

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE MEDIA & TELECOMMUNICATIONS FUND
                                                               December 31, 2001
NOTES TO FINANCIAL STATEMENTS

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

     T. Rowe Price Media & Telecommunications Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company and commenced operations on October 13, 1993. The fund seeks to provide long-term capital growth through the common stocks of media, technology, and telecommunications companies.

     The accompanying financial statements were prepared in accordance with generally accepted accounting principles, which require the use of estimates made by fund management.

     VALUATION Equity securities listed or regularly traded on a securities exchange are valued at the last quoted sales price at the time the valuations are made. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day and securities regularly traded in the over-the-counter market are valued at the mean of the latest bid and asked prices. Other equity securities are valued at a price within the limits of the latest bid and asked prices deemed by the Board of Directors, or by persons delegated by the Board, best to reflect fair value.

     Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation.

     Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

     CURRENCY TRANSLATION Assets and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and offer prices of such currencies against U.S. dollars quoted by a major bank. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

     AFFILIATED COMPANIES As defined by the Investment Company Act of 1940, an affiliated company is one in which the fund owns at least 5% of the outstanding voting securities.

     OTHER Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from net investment income and realized gains determined in accordance with generally accepted accounting principles. Expenses paid indirectly reflect credits earned on daily uninvested cash balances at the custodian and are used to reduce the fund's custody charges.

NOTE 2 - INVESTMENT TRANSACTIONS

        Purchases and sales of portfolio securities, other than short-term securities, aggregated $1,618,877,000 and $1,646,816,000, respectively, for the year ended December 31, 2001.

NOTE 3 - FEDERAL INCOME TAXES

     No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute to shareholders all of its taxable income and capital gains. Because federal income tax regulations differ from generally accepted accounting principles, income and capital gain distributions determined in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes differ from those reflected in the accompanying financial statements.

     There were no distributions in the year ended December 31, 2001. The tax-basis components of net assets at December 31, 2001 were as follows:

Unrealized appreciation                                      $       60,710,000
Unrealized depreciation                                             (92,166,000)
Net unrealized appreciation (depreciation)                          (31,456,000)
Capital loss carryforwards                                         (232,569,000)
Distributable earnings                                             (264,025,000)
Paid-in capital                                                     938,543,000

Net assets                                                   $      674,518,000

     Pursuant to federal income tax regulations applicable to investment companies, the fund has elected to treat net capital losses realized between November 1 and December 31 of each year as occurring on the first day of the following tax year. For the year ended December 31, 2001, $10,617,000 of realized capital losses reflected in the accompanying financial statements will not be recognized for federal income tax purposes until 2002. Further, the fund intends to retain realized capital gains that may be offset against available capital loss carryforwards for federal income tax purposes. As of December 31, 2001, the fund had $232,569,000 of capital loss carryforwards that expire in 2009.

     For financial reporting purposes, capital accounts and distributions to shareholders are adjusted to reflect the tax character of permanent book/tax differences. For the year ended December 31, 2001, the fund recorded the following permanent reclassifications, which relate primarily to the current net operating loss. Results of operations and net assets were not affected by these reclassifications.

Undistributed net investment income                              $    2,846,000
Undistributed net realized gain                                         545,000
Paid-in capital                                                      (3,391,000)

     At December 31, 2001, the cost of investments for federal income tax purposes was $712,993,000.

NOTE 4- RELATED PARTY TRANSACTIONS

     The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group. The invest-ment management agreement between the fund and the manager provides for an annual investment management fee, of which $377,000 was payable at December 31, 2001. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.35% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by Price Associates (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.295% for assets in excess of $120 billion. At December 31, 2001, and for the year then ended, the effective annual group fee rate was 0.32%. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

     In addition, the fund has entered into agreements with Price Associates and two wholly owned subsidiaries of Price Associates, pursuant to which the fund receives certain other services. Price Associates computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc. is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $2,055,000 for the year ended December 31, 2001, of which $225,000 was payable at year end.

     The fund may invest in the T. Rowe Price Reserve Investment Fund and T. Rowe Price Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by Price Associates. The Reserve Funds are offered as cash management options only to mutual funds and other accounts managed by Price Associates and/or its affiliates, and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the year ended December 31, 2001, totaled $2,452,000 and are reflected as interest income in the accompanying Statement of Operations.

T. ROWE PRICE MEDIA & TELECOMMUNICATIONS FUND

REPORT OF INDEPENDENT ACCOUNTANTS

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF
T. ROWE PRICE MEDIA & Telecommunications Fund, Inc.

     In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Media & Telecommunications Fund, Inc. (the "Fund") at December 31, 2001, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001 by correspondence with custodians, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
January 18, 2002

T. ROWE PRICE MEDIA & TELECOMMUNICATIONS FUND

ANNUAL MEETING RESULTS

     The T. Rowe Price Media & Telecommunications Fund held an annual meeting on October 23, 2001, to elect an expanded slate of directors to increase the number of independent directors serving the fund.

The results of voting were as follows (by number of shares):

M. DAVID TESTA
Affirmative:            21,248,406.200
Withhold:                  633,795.746
Total:                  21,882,201.946

JAMES A.C. KENNEDY
Affirmative:            21,228,025.457
Withhold:                  654,176.489
Total:                  21,882,201.946

CALVIN W. BURNETT
Affirmative:            21,151,688.511
Withhold:                  730,513.435
Total:                  21,882,201.946

ANTHONY W. DEERING
Affirmative:            21,250,394.473
Withhold:                  631,807.473
Total:                  21,882,201.946

DONALD W. DICK, JR.
Affirmative:            21,240,803.786
Withhold:                  641,398.160
Total:                  21,882,201.946

DAVID K. FAGIN
Affirmative:            21,233,073.483
Withhold:                  649,128.463
Total:                  21,882,201.946

F. PIERCE LINAWEAVER
Affirmative:            21,200,085.476
Withhold:                  682,116.470
Total:                  21,882,201.946

HANNE M. MERRIMAN
Affirmative:            21,239,063.490
Withhold:                  643,138.456
Total:                  21,882,201.946

JOHN G. SCHREIBER
Affirmative:            21,229,329.719
Withhold:                  652,872.227
Total:                  21,882,201.946

HUBERT D. VOS
Affirmative:            21,210,532.036
Withhold:                  671,669.910
Total:                  21,882,201.946

PAUL M. WYTHES
Affirmative:            21,224,759.066
Withhold:                  657,442.880
Total:                  21,882,201.946

JAMES S. RIEPE
Affirmative:            21,242,461.948
Withhold:                  639,739.998
Total:                  21,882,201.946

T. ROWE PRICE MEDIA & TELECOMMUNICATIONS FUND

INDEPENDENT DIRECTORS

NAME,                          TERM OF                   NUMBER OF
ADDRESS,                       OFFICE*    PRINCIPAL      PORTFOLIOS   OTHER
AND                            AND        OCCUPATION(S)  IN FUND      DIRECTOR-
DATE             POSITION(S)   LENGTH     DURING         COMPLEX      SHIPS OF
OF               HELD          OF TIME    PAST           OVERSEEN     PUBLIC
BIRTH            WITH FUND     SERVED     5 YEARS        BY DIRECTOR  COMPANIES
-------------------------------------------------------------------------------

Calvin W.        Director      Elected    President,     97           Provident
Burnett, Ph.D.                 in         Coppin State                Bank of
100 East Pratt                 2001       College                     Maryland
Street
3/16/32

Anthony W.       Director      Elected    Director,      97           The Rouse
Deering                        in         Chairman of                 Company
100 East Pratt                 2001       the Board,
Street                                    President, and
1/28/45                                   Chief Executive
                                          Officer, The
                                          Rouse Company,
                                          real estate
                                          developers

Donald W.        Director      Elected    Principal,     97           Not
Dick, Jr.                      in         EuroCapital                 Applicable
100 East Pratt                 1997       Advisors, LLC,
Street                                    an acquisition
1/27/43                                   and management
                                          advisory firm

David K. Fagin   Director      Elected    Director,      97           Dayton
100 East Pratt                 in         Dayton Mining               Mining
Street                         1997       Corporation                 Corpor-
4/9/38                                    (6/98 to                    ation,
                                          present),                   Golden
                                          Golden Star                 Star
                                          Resources Ltd.,             Resources
                                          and Canyon                  Ltd., and
                                          Resources,                  Canyon
                                          Corp.                       Resources,
                                          (5/00 to                    Corp.
                                          present);
                                          Chairman and
                                          President,
                                          Nye Corporation

*Each director serves until election of a successor.

T. ROWE PRICE MEDIA & TELECOMMUNICATIONS FUND

NAME,                          TERM OF                   NUMBER OF
ADDRESS,                       OFFICE*    PRINCIPAL      PORTFOLIOS   OTHER
AND                            AND        OCCUPATION(S)  IN FUND      DIRECTOR-
DATE             POSITION(S)   LENGTH     DURING         COMPLEX      SHIPS OF
OF               HELD          OF TIME    PAST           OVERSEEN     PUBLIC
BIRTH            WITH FUND     SERVED     5 YEARS        BY DIRECTOR  COMPANIES
-------------------------------------------------------------------------------
F. Pierce        Director      Elected    President,     97           Not
Linaweaver                     in         F. Pierce                   Applicable
100 East Pratt                 2001       Linaweaver &
Street                                    Associates,
8/22/34                                   Inc.,
                                          consulting
                                          environmental &
                                          civil engineers

Hanne M.         Director      Elected    Retail         97           Ann Taylor
Merriman                       in         Business                    Stores
100 East Pratt                 1997       Consultant                  Corpor-
Street                                                                ation,
11/16/41                                                              Ameren
                                                                      Corp.,
                                                                      Finlay
                                                                      Enter-
                                                                      prises,
                                                                      Inc.,
                                                                      The Rouse
                                                                      Company,
                                                                      and
                                                                      US Airways
                                                                      Group,
                                                                      Inc.

John G.          Director      Elected    Owner/         97           AMLI
Schreiber                      in         President,                  Resi-
100 East Pratt                 2001       Centaur Capital             dential
Street                                    Partners, Inc.,             Properties
10/21/46                                  a real estate               Trust,
                                          investment                  Host
                                          company; Senior             Marriott
                                          Advisor and                 Corpor-
                                          Partner,                    ation,
                                          Blackstone                  and The
                                          Real Estate                 Rouse
                                          Advisors, L.P.              Company,
                                                                      real
                                                                      estate
                                                                      developers

*Each director serves until election of a successor.

T. ROWE PRICE MEDIA & TELECOMMUNICATIONS FUND

NAME,                          TERM OF                   NUMBER OF
ADDRESS,                       OFFICE*    PRINCIPAL      PORTFOLIOS   OTHER
AND                            AND        OCCUPATION(S)  IN FUND      DIRECTOR-
DATE             POSITION(S)   LENGTH     DURING         COMPLEX      SHIPS OF
OF               HELD          OF TIME    PAST           OVERSEEN     PUBLIC
BIRTH            WITH FUND     SERVED     5 YEARS        BY DIRECTOR  COMPANIES
-------------------------------------------------------------------------------
Hubert D. Vos    Director      Elected    Owner/         97           Not
100 East Pratt                 in         President,                  Applicable
Street                         1997       Stonington
8/2/33                                    Capital
                                          Corporation,
                                          a private
                                          investment
                                          company



Paul M. Wythes   Director      Elected    Founding       97           Teltone
100 East Pratt                 in         Partner of                  Corpor-
Street                         1997       Sutter Hill                 ation
6/23/33                                   Ventures,
                                          a venture
                                          capital limited
                                          partnership,
                                          providing
                                          equity capital
                                          to
                                          young high
                                          technology
                                          companies
                                          throughout the
                                          United States

*Each director serves until election of a successor.

INSIDE DIRECTORS

NAME,                          TERM OF                   NUMBER OF
ADDRESS,                       OFFICE*    PRINCIPAL      PORTFOLIOS   OTHER
AND                            AND        OCCUPATION(S)  IN FUND      DIRECTOR-
DATE             POSITION(S)   LENGTH     DURING         COMPLEX      SHIPS OF
OF               HELD          OF TIME    PAST           OVERSEEN     PUBLIC
BIRTH            WITH FUND     SERVED     5 YEARS        BY DIRECTOR  COMPANIES
-------------------------------------------------------------------------------
James A.C.       Director      Elected    Managing       32           Not
Kennedy                        in         Director                    Applicable
100 East Pratt                 1997       and Director,
Street                                    T. Rowe Price;
8/15/53                                   T. Rowe Price
                                          Group, Inc.

*Each director serves until election of a successor.

T. ROWE PRICE MEDIA & TELECOMMUNICATIONS FUND

NAME,                          TERM OF                   NUMBER OF
ADDRESS,                       OFFICE*    PRINCIPAL      PORTFOLIOS   OTHER
AND                            AND        OCCUPATION(S)  IN FUND      DIRECTOR-
DATE             POSITION(S)   LENGTH     DURING         COMPLEX      SHIPS OF
OF               HELD          OF TIME    PAST           OVERSEEN     PUBLIC
BIRTH            WITH FUND     SERVED     5 YEARS        BY DIRECTOR  COMPANIES
-------------------------------------------------------------------------------
James S. Riepe   Director      Elected    Vice Chairman  82           Not
100 East Pratt                 in         of the Board,               Applicable
Street                         1993       Director and
6/25/43                                   Managing
                                          Director,
                                          T. Rowe Price
                                          Group, Inc.;
                                          Director and
                                          Managing
                                          Director,
                                          T. Rowe Price;
                                          Chairman of the
                                          Board and
                                          Director,
                                          T. Rowe Price
                                          Investment
                                          Services, Inc.,
                                          T. Rowe Price
                                          Retirement Plan
                                          Services, Inc.,
                                          and
                                          T. Rowe Price
                                          Services, Inc.;
                                          Chairman of the
                                          Board, Director,
                                          President and
                                          Trust Officer,
                                          T. Rowe Price
                                          Trust Company;
                                          Director,
                                          T. Rowe Price
                                          International,
                                          Inc.

M. David Testa   Director      Elected    Vice Chairman  97           Not
100 East Pratt                 in         of the Board,               Applicable
Street                         1997       Chief
4/22/44                                   Investment
                                          Officer,
                                          Director,
                                          and Managing
                                          Director,
                                          T. Rowe Price
                                          Group, Inc.;
                                          Chief
                                          Investment
                                          Officer,
                                          Director,
                                          and Managing
                                          Director,
                                          T. Rowe Price;
                                          Vice President
                                          and Director,
                                          T. Rowe Price
                                          Trust Company;
                                          Director,
                                          T. Rowe Price
                                          International
                                          Inc.

*Each director serves until election of a successor.

T. ROWE PRICE INVESTMENT SERVICES AND INFORMATION

INVESTMENT SERVICES AND INFORMATION

KNOWLEDGEABLE SERVICE REPRESENTATIVES
     By Phone 1-800-225-5132. Available Monday through Friday from 7 a.m. until midnight ET and weekends from 8:30 a.m. until 5 p.m. ET. In Person. Available in
T. Rowe Price Investor Centers. Please call a service representative at 1-800-225-5132 or visit the Web at www.troweprice.com/investorcenter to locate a center near you.

ACCOUNT SERVICES
     Automated 24-Hour Services Including Tele*Access(R) and Account Access through the T. Rowe Price Web site on the Internet. Address: www.troweprice.com. Automatic Investing. From your bank account or paycheck. Automatic Withdrawal. Scheduled, automatic redemptions. IRA Rebalancing. Ensuring that your accounts reflect your desired asset allocation.

BROKERAGE SERVICES *
     Individual Investments. Stocks, bonds, options, precious metals, and other securities at a savings over full-service commission rates.

INVESTMENTINFORMATION
     Consolidated Statement. Overview of all of your accounts. Shareholder Reports. Manager reviews of their strategies and results. T. Rowe Price Report. Quarterly investment newsletter. Performance Update. Quarterly review of all T. Rowe Price fund results. Insights. Educational reports on investment strategies and markets. Investment Guides. Asset Mix Worksheet, Diversifying Overseas: A Guide to International Investing, Retirement Planning Kit, Retirement Readiness Guide, and Tax Considerations Guide.

* T. Rowe Price Brokerage is a division of T. Rowe Price Investment Services, Inc., Member NASD/SIPC.

T. ROWE PRICE RETIREMENT SERVICES

     T. Rowe Price offers unique retirement resources that can help you meet a broad variety of planning challenges. Our retirement tools are suitable for individuals, the self-employed, small businesses, corporations, and nonprofit organizations. We also provide recordkeeping, communications, and investment management services. For more information, call us at 1-800-IRA-5000, or visit our Web site at www.troweprice.com.

PLANNING TOOLS AND SERVICES

     T. ROWE PRICE(R) RETIREMENT INCOME MANAGER helps retirees or those within two years of retirement determine how much income they can draw down in retirement. The program uses extensive statistical analysis and the input of a
T. Rowe Price Advisory Counselor to suggest an income plan that best meets your objectives. Retirement Income Calculator. This free calculator, incorporating the analytic approach of the T. Rowe Price Retirement Income Manager program, simulates 500 potential market scenarios to estimate the probability of maintaining an income strategy throughout retirement.

     ROLLOVER INVESTMENT SERVICE offers asset allocation and fund selection advice to those planning a 401(k) rollover from a previous employer after changing jobs or retiring.

     IRA REBALANCING SERVICE. T. Rowe Price will rebalance your IRA at the end of every quarter by exchanging shares between mutual fund accounts. This ensures that your accounts reflect your desired asset allocation.

     QUALITY INFORMATION. Thousands of investors have made their personal choices with the help of our Retirement Readiness Guide, Retirement Planning Kit, IRA Insights, and Retirement Planning Worksheet.

INVESTMENT VEHICLES
INDIVIDUAL  RETIREMENT ACCOUNTS (IRAS)
NO-LOAD VARIABLE ANNUITIES
SMALL BUSINESS RETIREMENT PLANS

T. ROWE PRICE WEB SERVICES

www.troweprice.com

ACCOUNT INFORMATION

     ACCOUNT ACCESS allows you to access, in a secure  environment,  all of your
T. Rowe Price mutual fund, brokerage, variable annuity, and workplace retirement accounts with a single login.

     ACCOUNTMINDER is a personal page, with one password, that gives you access to all your online financial information and other records from the secure T. Rowe Price Account Access site.

FINANCIAL TOOLS AND CALCULATORS

     COLLEGE PLANNING CALCULATOR. This application allows you to determine simultaneously the college costs for as many as five children.

     PORTFOLIO SPOTLIGHT. This powerful tool provides investors with a clear picture of how all their investments fit together by sector and asset class.

     INVESTMENT STRATEGY PLANNER. This planning tool can help you develop and implement an asset allocation strategy that's appropriate for your needs.

     RETIREMENT INCOME CALCULATOR. This free calculator simulates 500 potential market scenarios to estimate the probability of maintaining an income strategy throughout retirement.

INVESTMENT TRACKING AND INFORMATION

     MY TRP E-UPDATES. This free e-mail service offers timely market reports, important information about investing, and the latest updates on the T. Rowe Price funds and services.

     WATCHLIST PRO. Powered by SmartMoney, this tool allows investors to easily track personalized lists of securities and other financial information.

     PORTFOLIO TRACKER. Powered by SmartMoney, this tool helps investors monitor the performance of their mutual fund and equity holdings.

     PORTFOLIO REVIEW. This convenient, four-step planning tool is designed to help you see where you stand now and whether your investments are on the right track for the future.

T. ROWE PRICE COLLEGE PLANNING

COLLEGE PLANNING

     With the costs of college steadily increasing, it's critical to plan early for this financial event. Our educational investment vehicles and information can help you lay the foundation for the future of your loved ones. For more information or to request a kit, call us at 1-800-638-5660, or visit our Web site at www.troweprice.com.

     T. ROWE PRICE COLLEGE SAVINGS PLAN. This national "529" plan is sponsored by the Alaska Trust and designed to help families prepare for college education costs. The Plan, which is open to any U.S. resident, allows participants to invest up to a maximum account balance of $250,000 for a child's education. With systematic investing, you can invest as little as $50 per month. In addition, assets grow tax-deferred and are free of federal income taxes when used for qualified educational expenses (effective January 1, 2002).

     We also offer two additional college savings plans, including the Maryland College Investment Plan and the University of Alaska College Savings Plan, both of which offer federal tax-deferred growth and benefits for state residents.

     EDUCATION SAVINGS ACCOUNTS (FORMERLY EDUCATION IRAS). This education investment account allows individuals to invest a total of $2,000 per year per beneficiary to pay for educational costs at eligible schools including elementary, secondary, and post-secondary institutions (effective January 1, 2002). Withdrawals from Education Savings Accounts are tax-free if the proceeds are used for qualifying educational expenses.

     COLLEGE PLANNING CALCULATOR. This Web-based application allows you to determine simultaneously the college costs for as many as five children. The calculator is also connected with a database that lets you select specific schools with actual costs of tuition and room and board.

     COLLEGE PLANNING BASICS. This Insights report offers a college cost worksheet and describes the options available to individuals planning for college.

T. ROWE PRICE ADVISORY SERVICES

ADVISORY SERVICES

     If you are looking for professional investment advisory services with a personal touch, T. Rowe Price offers tools to help you make informed investing decisions and take control of your financial future.

     THE T. ROWE PRICE(R) RETIREMENT INCOME MANAGER helps retirees or those within two years of retirement determine how much income they can take in retirement. The program uses extensive statistical analysis and the input of financial planning professionals to suggest an income plan that best meets your objectives.

     ROLLOVER INVESTMENT SERVICE offers asset allocation advice to those planning a major change in their qualified retirement plans, such as a 401(k) rollover from a previous employer or an IRA transfer.

     T. ROWE PRICE INVESTMENT CHECKUP(R) offers a second opinion on your portfolio. We analyze your investments using proprietary software and provide asset allocation suggestions based on your personal profile.

     RETIREMENT INCOME CALCULATOR. This free calculator, incorporating the analytic approach of the T. Rowe Price Retirement Income Manager program, simulates 500 potential market scenarios to estimate the probability of maintaining an income strategy throughout retirement.

     PORTFOLIO SPOTLIGHT. This powerful tool provides you with a clear picture of how all your investments fit together. After you provide the number of shares or dollar values of your stock, mutual fund, and annuity holdings, Portfolio Spotlight will show you a detailed summary of your current holdings by sector and asset class.

     MINIMUM REQUIRED DISTRIBUTION (MRD) GUIDE. This guide discusses the potential effects of your MRD elections on your income, and includes a worksheet to help you make the MRD selections most appropriate for your retirement goals.

T. ROWE PRICE BROKERAGE SERVICES

BROKERAGE SERVICES

     T. Rowe Price Brokerage is a division of T. Rowe Price Investment Services, Inc., Member NASD/SIPC. T. Rowe Price Brokerage provides high-quality services and financial tools you can use to manage your investments effectively and conveniently. We also offer commission savings over full-service brokerages on a number of transactions.

     ASSET MANAGER ACCOUNT. This premium relationship account is designed for investors with higher balances who seek to manage all of their investments through a single account. AMA clients also enjoy unlimited checking and VISA Gold ATM & Check Cards.

     MUTUAL FUND GATEWAY. This service lets you invest in more than 100 prominent no-load fund families using a single account.

     MARGINS AND OPTIONS TRADING for qualified investors.

     ONLINE ACCOUNT ACCESS. This service lets you access your Brokerage account, place stock, option, and mutual fund orders, create personal watch lists, and get real-time quotes over the Internet. Customers can enjoy low flat-rate commissions of $19.95 on stock trades.*

     TELE-TRADER. This automated, 24-hour trading service allows you to enter stock and option orders, access real-time quotes, and hear a report of your account balances. You can also create a quote list for your selected securities.

     ONLINE  RESEARCH  AND  NEWS.**  Company  news,   stock   information,   and
interactive charting available 24 hours a day, provided by Thomson Financial Services.

*    $19.95 per trade for up to 1,000 shares, plus $0.02 per share thereafter.

** The information provided through these services is prepared by independent investment research companies that are not affiliated with T. Rowe Price. While the information provided is deemed reliable, neither T. Rowe Price Brokerage nor the information providers guarantee the accuracy or com-pleteness of the information or make any warranties with regard to the results obtained from its use.

T. ROWE PRICE MUTUAL FUNDS

STOCK FUNDS
DOMESTIC
Blue Chip Growth*
Capital Appreciation
Capital Opportunity
Developing Technologies
Diversified Small-Cap Growth
Dividend Growth
Equity Income*
Equity Index 500
Extended Equity Market Index
Financial Services
Growth & Income
Growth Stock*
Health Sciences
Media & Telecommunications
Mid-Cap Growth*
Mid-Cap Value
New America Growth
New Era
New Horizons**
Real Estate
Science & Technology*
Small-Cap Stock*
Small-Cap Value*
Spectrum Growth
Tax-Efficient Growth
Tax-Efficient Multi-Cap Growth
Total Equity Market Index
Value*

BLENDED ASSET FUNDS
Balanced
Personal Strategy Balanced
Personal Strategy Growth
Personal Strategy Income
Tax-Efficient Balanced

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BOND FUNDS
DOMESTIC TAXABLE
Corporate Income
GNMA
High Yield*
New Income
Short-Term Bond
Spectrum Income
Summit GNMA
U.S. Bond Index
U.S. Treasury Intermediate
U.S. Treasury Long-Term

DOMESTIC TAX-FREE
California Tax-Free Bond
Florida Intermediate Tax-Free
Georgia Tax-Free Bond
Maryland Short-Term
  Tax-Free Bond
Maryland Tax-Free Bond
New Jersey Tax-Free Bond
New York Tax-Free Bond
Summit Municipal Income
Summit Municipal Intermediate
Tax-Free High Yield
Tax-Free Income
Tax-Free Intermediate Bond
Tax-Free Short-Intermediate
Virginia Tax-Free Bond

MONEYMARKET FUNDS+
Taxable
Prime Reserve
Summit Cash Reserves
U.S. Treasury Money

TAX-FREE
California Tax-Free Money
Maryland Tax-Free Money
New York Tax-Free Money
Summit Municipal Money Market
Tax-Exempt Money

INTERNATIONAL/GLOBAL FUNDS
STOCK
Emerging Europe & Mediterranean
Emerging Markets Stock
European Stock
Global Stock
Global Technology
International Discovery**
International Equity Index
International Growth & Income
International Stock*
Japan
Latin America
New Asia
Spectrum International

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BOND
Emerging Markets Bond
International Bond*

     For more information about T. Rowe Price funds or services, please contact us directly at 1-800-225-5132.

* T. Rowe Price Advisor Class available for these funds. The T. Rowe Price Advisor Class is offered only through financial intermediaries. For more information about T. Rowe Price Advisor Class funds, contact your financial professional or T. Rowe Price at 1-877-804-2315. ** Closed to new investors.

+ Investments in the funds are not insured or guaranteed by the FDIC or any other government agency. Although the funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the funds.

     Please  call  for  a  prospectus,   which  contains  complete  information,
including risks, fees, and expenses. Read it carefully before investing.

T. Rowe Price Investment Services, Inc. 100 East Pratt Street
Baltimore, MD 21202   F21-050 12/31/01